Exhibit 99.1

SEE Completes Acquisition of Liquibox
Accelerates growth of CRYOVAC® Brand Fluids & Liquids Business

CHARLOTTE, N.C., February 1, 2023 — SEE (NYSE: SEE) announced today that it has completed the previously announced acquisition of Liquibox for a purchase price of $1.15 billion on a cash and debt-free basis.
This strategic acquisition unites two leaders in the global flexible packaging industry and aligns with the high-performance growth and innovation cultures of both companies. Liquibox is a pioneer, innovator and manufacturer of Bag-in-Box sustainable fluids & liquids packaging and dispensing solutions for fresh food, beverage, consumer goods and industrial end-markets. This acquisition accelerates SEE’s fastest growing segment, the CRYOVAC® brand Fluids & Liquids business. CRYOVAC® technology, scale and market access provide a significant source of synergies. This acquisition contributes to and fast tracks SEE’s transformation to become a world-class, digitally driven company automating sustainable packaging solutions.
“Today is an exciting day for SEE as we welcome the global team at Liquibox,” said Ted Doheny, SEE’s President & CEO. “This is a powerful combination, bringing together our people, cultures, solution portfolios and global footprints that will deliver more innovative and sustainable solutions to the customers and markets we serve. Finalizing this strategic acquisition is an important step in our journey to world-class status, fueling growth, expanding market penetration and driving earnings power for our SEE Operating Engine.”
SEE will discuss the closing of the acquisition during its full year 2022 earnings call on February 9, 2023. The conference will be webcast live at 10:00 a.m. EST. Interested parties can join the webcast or listen on-demand by visiting SEE’s Investors homepage at www.sealedair.com/investors.
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Advisors
Goldman Sachs & Co. LLC served as sole financial advisor and Wachtell, Lipton, Rosen & Katz served as legal advisor to SEE. KPMG advised on Financial, Tax, HR, and IT due diligence.
About SEE
Sealed Air (NYSE: SEE) is in business to protect, solve critical packaging challenges, and make our world better than we find it. Our automated packaging solutions promote a safer, more resilient, and less wasteful global food, fluids and liquids supply chain, enable e-commerce, and protect goods transported worldwide.
Our globally recognized brands include CRYOVAC® brand food packaging, SEALED AIR® brand protective packaging, AUTOBAG® brand automated systems, BUBBLE WRAP® brand packaging, SEE Automation™ solutions and prismiq™ smart packaging and digital printing.
SEE’s Operating Model, together with our industry-leading expertise in materials, automation, engineering and technology, create value through more sustainable, automated, and digital packaging solutions.
We are leading the packaging industry in creating a more environmentally, socially, and economically sustainable future and have pledged to design or advance 100% of our packaging materials to be recyclable or reusable by 2025, with a bolder goal to reach net-zero carbon emissions in our global operations by 2040. Our Global Impact Report highlights how we are shaping the future of the packaging industry. We are committed to a diverse workforce and caring, inclusive culture through our 2025 Diversity, Equity and Inclusion pledge.

Exhibit 99.1

SEE generated $5.5 billion in sales in 2021 and has approximately 16,500 employees who serve customers in 114 countries/territories. To learn more, visit sealedair.com.
Website Information
We routinely post important information for investors on our website, sealedair.com, in the Investors section. We use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 concerning our business, consolidated financial condition and results of operations. Forward-looking statements are subject to risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially from these statements. Therefore, you should not rely on any of these forward-looking statements. Forward-looking statements can be identified by such words as “anticipate,” “believe,” “plan,” “assume,” “could,” “should,” “estimate,” “expect,” “intend,” “potential,” “seek,” “predict,” “may,” “will” and similar references to future periods. All statements other than statements of historical facts included in this press release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Examples of forward-looking statements include, among others, statements we make regarding expected future operating results, Liquibox’s expected future operating results, expectations regarding the results of restructuring and other programs, anticipated levels of capital expenditures and expectations of the effect on our financial condition of claims, litigation, environmental costs, contingent liabilities and governmental and regulatory investigations and proceedings. The following are important factors that we believe could cause actual results to differ materially from those in our forward-looking statements: global economic and political conditions, currency translation and devaluation effects, changes in raw material pricing and availability, competitive conditions, the success of new product offerings, consumer preferences, the effects of animal and food-related health issues, the effects of epidemics or pandemics, including the Coronavirus Disease 2019, negative impacts related to the ongoing conflicts between Russia and Ukraine and related sanctions, export restrictions and other counteractions thereto, changes in energy costs, environmental matters, the success of our restructuring activities, the success of our merger, acquisition and equity investment strategies (including expected cost synergies following the acquisition of Liquibox), the success of our financial growth, profitability, cash generation and manufacturing strategies and our cost reduction and productivity efforts, changes in our credit ratings, the tax benefit associated with the Settlement agreement (as defined in our most recent Annual Report on Form 10-K), regulatory actions and legal matters, and the other information referenced in the “Risk Factors” section appearing in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

About Liquibox
Founded in 1961, Liquibox is a global leader in liquid packaging and dispensing—working in partnership with customers to create a safer and more sustainable future. Liquibox is committed to delivering high-quality, innovative flexible packaging solutions that offer reliable product protection. Headquartered in Richmond, Virginia (USA), the company is inspiring change around the world, working as one across 17 global locations powered by a dedicated workforce of nearly 1,400 employees.

Exhibit 99.1

Company Contacts
Investors
Brian Sullivan
brian.c.sullivan@sealedair.com
704.503.8841

Media
Christina Griffin
christina.griffin@sealedair.com
704.430.5742